UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

Investment Company Act file number   811-8703


                  Dreyfus High Yield Strategies Fund
          (Exact name of Registrant as specified in charter)


                      c/o The Dreyfus Corporation
                            200 Park Avenue
                       New York, New York 10166
             (Address of principal executive offices) (Zip
                                 code)

                         Mark N. Jacobs, Esq.
                            200 Park Avenue
                       New York, New York 10166
                (Name and address of agent for service)

Registrant's telephone number,         (212) 922-6000
including area code:

Date of fiscal year end:   3/31


Date of reporting period:  9/30/03



                                 FORM N-CSR

ITEM 1.     REPORTS TO STOCKHOLDERS.

      Dreyfus
      High Yield
      Strategies Fund

      SEMIANNUAL REPORT September 30, 2003



                      DREYFUS HIGH YIELD STRATEGIES FUND

                            PROTECTING YOUR PRIVACY

                               OUR PLEDGE TO YOU

THE FUND IS COMMITTED TO YOUR PRIVACY.  On this page, you will find the Fund's policies and practices for collecting, disclosing, and safeguarding "nonpublic personal information," which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund's consumer privacy policy, and may be amended at any time. We'll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund's agents and service providers have limited access to customer information based on their role in servicing your account.

  THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

* Information we receive from you, such as your name, address, and social security number.

* Information about your transactions with us, such as the purchase or sale of Fund shares.

* Information we receive from agents and service providers, such as proxy voting information.

  THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

   THANK YOU FOR THIS OPPORTUNITY TO SERVE YOU.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            20   Statement of Assets and Liabilities

                            21   Statement of Operations

                            22   Statement of Cash Flows

                            23   Statement of Changes in Net Assets

                            24   Financial Highlights

                            26   Notes to Financial Statements

                            37   Officers and Dirctors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             Dreyfus High Yield

                                                                Strategies Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus High Yield Strategies Fund covers the six-month period from April 1, 2003, through September 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald E. Thunelius, portfolio manager and Director of the Dreyfus Taxable Fixed Income Team that manages the fund.

After a prolonged period of sluggish growth, the U.S. economy has shown signs of sustainable improvement. However, investor uncertainty regarding the strength of the recovery has produced heightened volatility in the fixed-income markets. After most areas of the bond market experienced sharp declines during the summer, bond prices generally bounced back in September.

While we believe that investors generally should remain diversified across multiple asset classes, including bonds, it may be a good time to consider reviewing the fixed-income component of your portfolio for a potentially stronger economic environment and the possibility that the multiyear decline of interest rates has run its course. As always, we encourage you to talk with your financial advisor about managing your investment portfolio as market conditions evolve.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2003




DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Portfolio Manager

Dreyfus Taxable Fixed Income Team

How did Dreyfus High Yield Strategies Fund perform during the period?

For the six-month period ended September 30, 2003, the fund achieved a total return of 27.03% and produced aggregate income dividends of $0.30575 per share.(1) In comparison, the Merrill Lynch High Yield Master II Index (the "Index") achieved a total return of 12.90% for the same period.(2)

We attribute the fund's strong returns to a rebound in high-yield corporate bond prices that was particularly steep among bonds that had been the hardest hit during the prolonged weakness in the high-yield market over the prior years preceding this reporting period. The fund enjoyed especially strong returns from bonds issued by companies in the electric utilities, cable television system operators and telecommunications sectors. In addition, the fund's total return was enhanced by its leveraging strategy, which tends to magnify gains and losses.

What is the fund's investment approach?

The fund primarily seeks high current income. The fund will also seek capital growth as a secondary objective, to the extent consistent with its objective of seeking high current income. The fund invests primarily in fixed-income securities of below investment-grade credit quality. Issuers of below investment-grade securities may include companies in early stages of development and companies with a highly leveraged financial structure. To compensate investors for taking on greater risk, such companies typically must offer higher yields than those offered by more established or conservatively financed companies.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

The fund' s investment process involves a "top-down" approach to sector and a fundamental "bottom-up" approach to security selection. We look at a variety of factors when assessing a potential investment, including the state of the industry or sector, the company' s financial strength and the company's management. We also employ leverage -- buying additional bonds with borrowed money in an effort to increase the fund's return.

What other factors influenced the fund's performance?

Before the reporting period began, the fund held bonds of companies that had been hit hard during the economic downturn, which we believed represented compelling values at depressed price levels. Because of challenging business conditions and, in some cases, company-specific problems, these bonds were selling at price and yield levels that, in our view, compensated investors for assuming certain risks, including the risk that these companies might fail. This strategy proved rewarding when signs of economic growth began to emerge in the fourth quarter of 2002, sparking a market rally that has persisted through the third quarter of 2003. The fund received particularly strong contributions to its performance from its holdings of "fallen angels" such as El Paso Production, Calpine, Dynegy and CMS Energy in the utilities group, Qwest in the telecommunications group and Adelphia Communications in the cable television industry.

However, as the corporate bond rally continued, we became concerned that some of the fund' s holdings no longer represented what we considered to be attractive values. Yield differences between higher- and lower-rated bonds had narrowed considerably, suggesting that investors were no longer being compensated as generously for assuming extra risk. We began to pare back the fund's riskier holdings, including many of the former "fallen angels" mentioned above. In many cases, we shifted assets to more senior bonds from the same issuer, effectively moving up in those companies' capital structures. In other cases, we redeployed assets to bonds of other issuers that we considered more fundamentally sound, such as companies in the gaming and forest products industries.


This shift to a higher-quality credit profile helped protect the fund from the brunt of heightened market volatility in July, when investors' concerns about the potential effects of a stronger economy on interest rates sparked one of the most severe one-month declines in the investment-grade bond market's history.

However, the move to higher-quality securities also affected the fund's income stream. Because higher-quality bonds tend to generate less income than their lower-rated counterparts, we reduced the fund' s monthly cash dividend to $0.04875 per share of beneficial interest on April 24, 2003. The reduction of the fund' s dividend distribution rate also reflected the default of National Equipment Services on its debt.

What is the fund's current strategy?

Although the fund benefited from its leveraging strategy in the generally constructive market environment, we recently reduced the degree of leverage in order to maintain the flexibility we need to take advantage of future investment opportunities as they arise. The bond market has shown signs of leveling off after its steep rally and we believe that today's investment environment is likely to reward investors who can manage risks effectively and have the ability to take advantage of opportunities during periods of temporary market weakness.

October 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. DOMESTIC AND YANKEE BONDS RATED BELOW INVESTMENT-GRADE WITH AT LEAST $100 MILLION PAR AMOUNT OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY.

                                                             The Fund



STATEMENT OF INVESTMENTS

September 30, 2003 (Unaudited)

                                                                                               Principal
BONDS AND NOTES--130.2%                                                                        Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ADVERTISING--.4%

RH Donnelley Financial:

   Sr. Notes, 8.875%, 2010                                                                      660,000  (b,c)           742,500

   Sr. Sub. Notes, 10.875%, 2012                                                                440,000  (b,c)           521,400

                                                                                                                       1,263,900

AEROSPACE & DEFENSE--.9%

BE Aerospace,

   Sr. Sub. Notes, Ser. B, 8.875%, 2011                                                       2,414,000  (b)           2,100,180

K&F Industries,

   Sr. Sub. Notes, Ser. B 9.625%, 2010                                                          657,000  (b)             725,985

                                                                                                                       2,826,165

AIRLINES--1.8%

AMR:

   Deb., 9%, 2012                                                                             1,800,000  (b)           1,381,500

   Deb., 9.75%, 2021                                                                          2,400,000  (b)           1,626,000

Air 2 US,

   Enhanced Equipment Notes,
   Ser. D, 12.226%, 2020                                                                      9,640,958  (c,d)           454,330

Aircraft Finance Trust,

  Asset-Backed Notes,

   Ser. 1999-1A, Cl. D, 11%, 2024                                                             6,541,791  (b,c)           457,925

Delta Air Lines,

   Sr. Notes, 10%, 2008                                                                       2,206,400  (b,c)         1,765,120

                                                                                                                       5,684,875

AUTOMOTIVE, TRUCKS & PARTS--2.0%

Airxcel,

   Sr. Sub. Notes, Ser. B, 11%, 2007                                                          3,329,000  (b)           2,846,295

Collins & Aikman Products,

   Sr. Notes, 10.75%, 2011                                                                    2,216,000  (b)           1,927,920

Rexnord,

   Sr. Sub. Notes, 10.125%, 2012                                                                975,000  (b)           1,087,125

UIS,

   Sr. Sub. Notes, 9.375%, 2013                                                                 675,000  (b,c)           705,375

                                                                                                                       6,566,715

BUILDING & CONSTRUCTION--1.6%

Owens Corning,

   Deb., 7.5%, 2018                                                                           5,878,000  (d)           2,681,838

WCI Communities,

   Sr. Sub. Notes, 10.625%, 2011                                                              2,370,000  (b)           2,607,000

                                                                                                                       5,288,838


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CHEMICALS--9.6%

Aqua Chemical,

   Sr. Sub. Notes, 11.25%, 2008                                                               2,000,000  (b)           1,640,000

Avecia,

   Gtd. Sr. Notes, 11%, 2009                                                                  9,156,000  (b)           8,057,481

HMP Equity,

   Units, 0%, 2008                                                                                  436  (c,f)           213,640

Huntsman,

   Secured Notes, 11.625%, 2010                                                               3,674,000  (c)           3,600,520

Huntsman ICI Chemicals,

   Sr. Sub. Notes, 10.125%, 2009                                                              5,481,000  (b)           5,234,355

Lyondell Chemical,

   Sr. Secured Notes, 11.125%, 2012                                                           2,684,000  (b)           2,643,740

OM Group,

   Sr. Sub. Notes, 9.25%, 2011                                                                2,810,000  (b)           2,802,975

PolyOne,

   Sr. Notes, 10.625%, 2010                                                                     887,000  (b)             753,950

Resolution Performance Products,

   Sr. Sub. Notes, 13.5%, 2010                                                                5,285,000  (b)           4,756,500

Rockwood Specialties,

   Sr. Sub. Notes, 10.625%, 2011                                                              1,380,000  (b,c)         1,476,600

                                                                                                                      31,179,761

COMMERCIAL SERVICES--3.4%

Alliance Laundry Systems,

   Sr. Sub. Notes, Ser. B, 9.625%, 2008                                                       2,000,000  (b)           2,040,000

Brickman,

   Sr. Sub. Notes, Ser. B, 11.75%, 2009                                                         888,000  (b)           1,003,440

Trico Marine Services,

   Notes, 8.875%, 2012                                                                        3,495,000  (b)           2,568,825

United Rentals North America:

   Sr. Notes, Ser. b, 10.75%, 2008                                                              984,000  (b)           1,094,700

   Sr. Notes, Ser. B, 10.75%, 2008                                                            1,775,000  (b)           1,974,688

Williams Scotsman:

   Sr. Notes, 9.875%, 2007                                                                    1,759,000  (b)           1,741,410

   Sr. Secured Notes, 10%, 2008                                                                 477,000  (c)             510,390

                                                                                                                      10,933,453

CONSUMER PRODUCTS--.9%

Moore North American Finance,

   Sr. Notes, 7.875%, 2011                                                                      560,000  (b,c)           597,800

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER PRODUCTS (CONTINUED)

Playtex Products,

   Sr. Sub. Notes, 9.375%, 2011                                                               1,804,000  (b)           1,740,860

Rayovac,

   Sr. Sub. Notes, 8.5%, 2013                                                                   465,000  (c)             481,275

                                                                                                                       2,819,935

DIVERSIFIED FINANCIAL SERVICE--3.1%

Acme Intermediate Holdings/Finance,

   Sr. Secured Notes, Ser. B, 12%, 2005                                                       1,312,000                1,312,000

Diamond,

   Notes, 10%, 2008                                                      GBP                    885,000  (a)           1,471,224

FINOVA,

   Notes, 7.5%, 2009                                                                          3,150,000  (b)           1,575,000

HLI Operating,

   Sr. Notes, 10.5%, 2010                                                                       886,000  (b,c)           970,170

National Beef Packing/Finance,

   Sr. Notes, 10.5%, 2011                                                                       904,000  (c)             989,880

Southern Star Central,

   Sr. Secured Notes, 8.5%, 2010                                                              1,152,000  (c)           1,226,880

Williams Holdings of Delaware,

   Notes, 6.5%, 2008                                                                          2,558,000  (b)           2,494,050

                                                                                                                      10,039,204

ELECTRIC UTILITIES--11.8%

Allegheny Energy Statutory Trust 2001:

   Secured Notes, 10.25%, 2007                                                                   85,539  (b,c)            83,401

   Secured Notes, 10.25%, 2007                                                                1,700,460  (b,c)         1,708,962

Allegheny Energy Supply,

   Bonds, 8.75%, 2012                                                                         4,495,000  (b,c)         3,978,075

CMS Energy,

   Sr. Notes, 9.875%, 2007                                                                    2,442,000  (b)           2,625,150

Calpine:

   Secured Notes, 8.5%, 2010                                                                  8,226,000  (b,c)         7,609,050

   Secured Notes, 8.75%, 2013                                                                 4,668,000  (b,c)         4,294,560

   Sr. Notes, 7.75%, 2009                                                                     5,745,000  (b)           3,992,775

Calpine Canada Energy Finance,

   Gtd. Sr. Notes, 8.5%, 2008                                                                 4,023,000  (b)           2,916,675

Mirant,

   Sr. Notes, 7.4%, 2004                                                                      3,103,000  (c,d)         1,714,407

Mirant Americas Generation,

   Sr. Notes, 7.625%, 2006                                                                    2,426,000  (d)           1,934,735


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES (CONTINUED)

Reliant Resources:

   Sr. Secured Notes, 9.25%, 2010                                                             6,909,000  (b,c)         6,287,190

   Sr. Secured Notes, 9.5%, 2013                                                              1,480,000  (c)           1,339,400

                                                                                                                      38,484,380

ELECTRICAL & ELECTRONICS--1.3%

Dresser,

   Sr. Sub. Notes, 9.375%, 2011                                                               3,669,000                3,870,795

Flextronics,

   Sr. Sub. Notes, 6.5%, 2013                                                                   454,000  (c)             452,865

                                                                                                                       4,323,660

ENTERTAINMENT--3.4%

AMC Entertainment:

   Sr. Sub. Notes, 9.5%, 2009                                                                   358,000  (b)             372,767

   Sr. Sub. Notes, 9.875%, 2012                                                               1,973,000  (b)           2,160,435

Argosy Gaming,

   Sr. Sub. Notes, 9%, 2011                                                                   1,501,000  (b)           1,639,843

Bally Total Fitness,

   Sr. Notes, 10.5%, 2011                                                                     1,579,000  (b,c)         1,669,792

Cinemark USA,

   Sr. Sub. Notes, 9%, 2013                                                                     449,000  (b)             481,552

Old Evangeline Downs,

   Sr. Secured Notes, 13%, 2010                                                               1,474,000  (b)           1,512,692

Premier Parks,

   Sr. Notes, 9.75%, 2007                                                                     1,321,000  (b)           1,304,487

Regal Cinemas,

   Sr. Sub. Notes, Ser. B, 9.375%, 2012                                                         455,000  (b)             514,150

Town Sports International,

   Sr. Notes, 9.625%, 2011                                                                    1,335,000  (b)           1,428,450

                                                                                                                      11,084,168

ENVIRONMENTAL CONTROL--2.5%

Allied Waste,

   Sr. Sub. Notes, Ser. B, 10%, 2009                                                          6,619,000  (b)           7,206,436

Synagro Technologies,

   Sr. Sub. Notes, 9.5%, 2009                                                                   896,000  (b)             985,600

                                                                                                                       8,192,036

FOOD & BEVERAGES--3.7%

Agrilink Foods,

   Sr. Sub. Notes, 11.875%, 2008                                                                898,000  (b)             953,003

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOOD & BEVERAGES (CONTINUED)

Del Monte,

   Sr. Sub Notes, 8.625%, 2012                                                                1,879,000  (b,c)         2,062,202

Doane Pet Care,

   Sr. Notes, 10.75%, 2010                                                                    1,350,000  (b)           1,491,750

Dole Foods:

   Deb., 8.75%, 2013                                                                            665,000  (b)             714,875

   Sr. Notes, 8.625%, 2009                                                                      919,000                  983,330

   Sr. Notes, 8.875%, 2011                                                                    1,333,000  (b)           1,426,310

Land O'Lakes,

   Sr. Notes, 8.75%, 2011                                                                     4,742,000  (b)           4,006,990

Swift & Co.,

   Sr. Notes, 10.125%, 2009                                                                     441,000  (b)             489,510

                                                                                                                      12,127,970

FOREIGN GOVERNMENTS--.9%

Argentina Government International Bond,

   Gtd. Bonds, Ser. L-GP, 6%, 2023                                                            5,700,000  (d)           2,821,500

Province of Quebec,

   Deb., 3.3%, 2013                                                      CAD                     75,000  (g)              58,123

                                                                                                                       2,879,623

GAMING & LODGING--6.4%

Coast Hotels & Casinos,

   Sr. Sub. Notes, 9.5%, 2009                                                                 1,336,000  (b)           1,432,860

Kerzner International,

   Notes, 8.875%, 2011                                                                          450,000  (b)             489,938

Mandalay Resort,

   Sr. Notes, 6.5%, 2009                                                                      1,825,000  (c)           1,866,063

Mohegan Tribal Gaming Authority:

   Sr. Sub. Notes, 6.375%, 2009                                                               1,800,000  (b,c)         1,824,750

   Sr. Sub. Notes, 8.375%, 2011                                                                 877,000  (b)             960,315

Park Place Entertainment:

   Sr. Notes, 7%, 2013                                                                          446,000  (b)             463,282

   Sr. Sub. Notes, 7.875%, 2010                                                               1,140,000  (b)           1,225,500

   Sr. Sub. Notes, 8.875%, 2008                                                                 985,000  (b)           1,093,350

Resorts International Hotel and Casino,

   First Mortgage, 11.5%, 2009                                                                5,002,000  (b)           4,983,242

Station Casinos,

   Sr. Sub. Notes, 9.875%, 2010                                                               1,885,000  (b)           2,094,706

Trump Casino Holdings/Funding,

   First Priority Mortgage Notes,
   11.625%, 2010                                                                              2,141,000  (b)           1,924,224


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GAMING & LODGING (CONTINUED)

Turning Stone Casino Entertainment,

   Sr. Notes, 9.125%, 2010                                                                      636,000  (b,c)           686,085

Wynn Las Vegas,

   Second Mortgage, 12%, 2010                                                                 1,390,000  (b)           1,591,550

                                                                                                                      20,635,865

HEALTH CARE--2.2%

Extended Stay America,

   Sr. Sub. Notes, 9.875%, 2011                                                                 650,000  (b)             720,688

Extendicare Health Services,

   Sr. Notes, 9.5%, 2010                                                                        791,000  (b)             862,190

Hanger Orthopedic,

   Sr. Notes, 10.375%, 2009                                                                   1,350,000  (b)           1,513,687

Province Healthcare,

   Sr. Sub. Notes, 7.5%, 2013                                                                 2,000,000  (b)           2,000,000

Seminis,

   Sr. Sub. Notes, 10.25%, 2013                                                                 230,000  (c)             246,675

Tenet Healthcare:

   Notes, 7.375%, 2013                                                                          885,000  (b)             896,062

   Sr. Notes, 5%, 2007                                                                        1,000,000  (b)             965,000

                                                                                                                       7,204,302

MACHINERY--2.9%

Case New Holland:

   Sr. Notes, 9.25%, 2011                                                                       907,000  (c)             979,560

   Sr. Notes, 9.25%, 2011                                                                     1,338,000  (c)           1,445,040

Milacron,

   Notes, 8.375%, 2004                                                                        1,199,000                  941,215

National Equipment Services:

   Sr. Sub. Notes, Ser. B, 10%, 2004                                                          2,700,000  (d)           1,093,500

   Sr. Sub. Notes, Ser. D, 10%, 2004                                                          6,167,000  (d)           2,497,635

Terex,

   Sr. Sub. Notes, Ser. B, 10.375%, 2011                                                      2,250,000  (b)           2,531,250

                                                                                                                       9,488,200

MANUFACTURING--4.4%

Hexcel,

   Sr. Sub. Notes, 9.75%, 2009                                                                3,321,000  (b)           3,478,748

JB Poindexter & Co.,

   Sr. Secured Notes, 12.5%, 2007                                                             2,913,000  (b,h)         2,723,655

Key Components,

   Sr. Notes, 10.5%, 2008                                                                     2,567,000  (b)           2,579,835

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MANUFACTURING (CONTINUED)

Tyco International,

   Gtd. Notes, 6.375%, 2005                                                                   5,416,000  (b)           5,659,720

                                                                                                                      14,441,958

MEDIA--12.8%

Adelphia Communications,

   Sr. Notes, 9.375%, 2009                                                                    3,516,000  (d)           2,531,520

Charter Communications Holdings/Capital:

   Sr. Discount Notes, 0/9.92%, 2011                                                          1,343,000  (b,i)           956,888

   Sr. Discount Notes, 0/11.75%, 2011                                                         6,979,000  (b,i)         3,873,345

   Sr. Discount Notes, 0/12.125%, 2011                                                        1,345,000  (b,i)           699,400

   Sr. Discount Notes, 0/13.5%, 2011                                                          2,170,000  (b,i)         1,367,100

   Sr. Notes, 10%, 2011                                                                       3,193,000  (b)           2,450,627

   Sr. Notes, 10.75%, 2009                                                                   10,266,000  (b)           8,443,785

Dex Media West/Finance,

   Sr. Sub. Notes, 9.875%, 2013                                                               1,410,000  (c)           1,600,350

Echostar DBS,

   Sr. Notes, 6.375%, 2011                                                                    1,129,000  (c)           1,134,645

Gray Communications Systems,

   Sr. Sub. Notes, 9.25%, 2011                                                                  450,000  (b)             498,375

Houghton Mifflin,

   Sr. Sub. Notes, 9.875%, 2013                                                                 445,000  (b)             473,925

Lodgenet Entertainment,

   Sr. Sub. Deb., 9.5%, 2013                                                                  1,105,000  (b)           1,176,825

Mediacom Broadband,

   Sr. Notes, 11%, 2013                                                                       1,500,000  (b)           1,586,250

NTL,

   Deb., 11.2%, 2007                                                                          5,468,000  (b)           5,502,175

Pegasus Communications,

   Sr. Sub. Notes, Ser. B, 12.5%, 2007                                                        5,205,000                4,190,025

Spanish Broadcasting System,

   Sr. Sub. Notes, 9.625%, 2009                                                               4,629,000  (b)           4,918,312

                                                                                                                      41,403,547

MINING & METALS--2.3%

AK Steel,

   Sr. Notes, 7.75%, 2012                                                                     3,058,000  (b)           2,125,310

Consol Energy,

   Notes, 7.875%, 2012                                                                        3,182,000                3,199,087

Haynes International,

   Sr. Notes, 11.625%, 2004                                                                   2,000,000  (b)           1,050,000


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MINING & METALS (CONTINUED)

U.S. Steel,

   Sr. Notes, 10.75%, 2008                                                                      941,000  (b)           1,006,870

                                                                                                                       7,381,267

OIL & GAS--10.2%

Costal,

   Sr. Deb., 6.5%, 2008                                                                      10,069,000  (b)           8,155,890

Eott Energy Partners/Finance:

   Sr. Notes, 9%, 2010                                                                        3,392,614                3,392,614

   Units, 11%, 2009                                                                           9,037,000  (j)             917,256

Hanover Equipment Trust,

   Sr. Secured Notes, Ser. B,
   8.75%, 2011                                                                                3,912,000  (b)           4,048,920

McMoRan Exploration,

   Sr. Notes, 6%, 2008                                                                        4,497,000  (b,c)         4,570,076

Nuevo Energy,

   Sr. Sub. Notes, Ser. B, 9.375%, 2010                                                       5,296,000  (b)           5,759,400

Premcor Refining:

   Sr. Notes, 9.25%, 2010                                                                       900,000  (b)             985,500

   Sr. Notes, 9.5%, 2013                                                                        848,000  (b)             937,040

Wiser Oil,

   Sr. Sub Notes, 9.5%, 2007                                                                  4,554,000  (b)           4,326,300

                                                                                                                      33,092,996

PACKAGING & CONTAINERS--3.3%

Graham Packaging,

   Sr. Sub. Notes, 8.75%, 2008                                                                1,535,000  (b,c)         1,577,213

Owens-Brockway:

   Sr. Notes, 8.25%, 2013                                                                       450,000  (b,c)           461,250

   Sr. Secured Notes, 7.75%, 2011                                                               900,000  (b)             936,000

   Sr. Secured Notes, 8.875%, 2009                                                            1,000,000  (b)           1,070,000

Pliant:

   Sr. Secured Notes, 11.125%, 2009                                                             443,000  (b,c)           478,440

   Sr. Sub. Notes, 13%, 2010                                                                  1,350,000  (b)           1,262,250

Stone Container:

   Sr. Notes, 8.375%, 2012                                                                      662,000  (b)             698,410

   Sr. Notes, 9.75%, 2011                                                                     1,138,000  (b)           1,246,110

Tekni-Plex,

   Sr. Sub. Notes, Ser. B, 12.75%, 2010                                                       3,045,000  (b)           2,999,325

                                                                                                                      10,728,998

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS--5.8%

Appleton Papers,

   Sr. Sub. Notes, Ser. B, 12.5%, 2008                                                          850,000  (b)             930,750

Buckeye Technologies:

   Sr. Notes, 8.5%, 2013                                                                      1,150,000  (c)           1,190,250

   Sr. Sub. Notes, 8.5%, 2005                                                                 2,478,000  (b)           2,525,330

   Sr. Sub. Notes, 9.25%, 2008                                                                1,000,000  (b)           1,010,000

Georgia-Pacific:

   Sr. Notes, 7.375%, 2008                                                                    1,772,000  (b,c)         1,836,235

   Sr. Notes, 8.875%, 2010                                                                    3,967,000  (b)           4,363,700

   Sr. Notes, 9.375%, 2013                                                                    3,454,000  (b)           3,872,797

U.S. Timberlands Klamath Falls/Finance,

   Sr. Notes, 9.625%, 2007                                                                    5,750,000  (b)           3,133,750

                                                                                                                      18,862,812

PIPELINES--9.7%

ANR Pipeline,

   Notes, 8.875%, 2010                                                                        2,230,000  (b)           2,397,250

Dynegy:

   Secured Notes, 9.875%, 2010                                                                3,948,000  (c)           4,145,400

   Secured Notes, 10.125%, 2013                                                               2,968,000  (c)           3,146,080

El Paso Production,

   Gtd. Sr. Notes, 7.75%, 2013                                                                6,385,000  (b)           6,097,675

Leviathan Gas Pipeline Partners,

   Sr. Sub. Notes, 10.375%, 2009                                                                986,000  (b)           1,124,040

Southern Natural Gas,

   Notes, 8.875%, 2010                                                                        1,795,000  (b)           1,929,625

Williams Cos:

   Notes, 6.5%, 2006                                                                          4,933,000  (b)           4,969,997

   Notes, 6.625%, 2004                                                                        2,850,000  (b)           2,892,750

   Notes, 7.125%, 2011                                                                        1,000,000  (b)             992,500

   Notes, 9.25%, 2004                                                                         1,465,000  (b)           1,501,625

   Putable Asset Term Securities,

      Ser. A, 6.75%, 2006                                                                       556,000  (b)             561,560

   Sr. Notes, 8.625%, 2010                                                                    1,723,000  (b)           1,839,303

                                                                                                                      31,597,805

RESIDENTIAL MORTGAGE PASS--THROUGH CTFS.--.3%

Country Wide Home Loans:

   Ser. 2001-9, Cl. B4, 6.75%, 2031                                                             486,138  (c)             464,851

   Ser. 2001-9, Cl. B5, 6.75%, 2031                                                             614,253  (c)             244,166


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE PASS--THROUGH CTFS. (CONTINUED)

Residential Funding Mortgage Securities I, REMIC:

   Ser. 2001-S19, Cl. B1, 6.5%, 2016                                                            140,920                  145,230

   Ser. 2001-S19, Cl. B2, 6.5%, 2016                                                             70,506  (c)              69,087

   Ser. 2001-S19, Cl. B3, 6.5%, 2016                                                            140,948  (c)              68,360

                                                                                                                         991,694

RETAIL--1.3%

Buffets,

   Sr. Sub. Notes, 11.25%, 2010                                                                 448,000  (b)             468,160

JC Penney,

   Sr. Notes, 8%, 2010                                                                        1,339,000  (b)           1,476,248

Remington Arms,

   Sr. Notes, 10.5%, 2011                                                                       335,000  (b)             345,050

Rite Aid:

   Sr. Secured Notes, 8.125%, 2010                                                              892,000  (b,c)           954,440

   Sr. Secured Notes, 12.5%, 2006                                                               899,000                1,051,830

                                                                                                                       4,295,728

TECHNOLOGY--.6%

AMI Semiconductor,

   Sr. Sub. Notes, 10.75%, 2013                                                               1,790,000  (b)           2,031,650

TELECOMMUNICATIONS--18.0%

ACC Escrow,

   Sr. Notes, 10%, 2011                                                                       1,355,000  (c)           1,463,400

American Tower:

   Notes, 5%, 2010                                                                              452,000                  410,755

   Sr. Notes, 9.375%, 2009                                                                    4,177,000  (b)           4,281,425

American Tower Escrow,

   Units, 0%, 2008                                                                              450,000  (b,c,f)         301,500

Call-Net Enterprises,

   Sr. Secured Notes, 10.625%, 2008                                                           2,000,000  (b)           1,805,000

Cincinnati Bell,

   Notes, 7.25%, 2023                                                                         1,975,000  (b)           1,826,875

Crown Castle International:

   Sr. Notes, 9.375%, 2011                                                                    1,386,000  (b)           1,486,485

   Sr. Notes, 10.75%, 2011                                                                    1,000,000  (b)           1,115,000

Fairpoint Communications,

   Sr. Notes, 11.875%, 2010                                                                     449,000  (b)             514,105

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS (CONTINUED)

Horizon PCS,

   Sr. Notes, 13.75%, 2011                                                                    3,000,000  (b)             765,000

Innova S de RL,

   Notes, 9.375%, 2013                                                                        2,297,000  (c)           2,322,841

Insight Midwest/Capital,

   Sr. Notes, 9.75%, 2009                                                                       442,000  (b)             447,525

Level 3 Communications,

   Sr. Discount Notes, 0/10.5%, 2008                                                            746,000  (b,i)           630,370

   Sr. Notes, 10.75%, 2011                                                                    1,393,000  (c)           1,393,000

Metromedia Fiber Network:

   Sr. Notes, 10%, 2009                                                                      12,350,000  (d)             957,125

   Sr. Notes, Ser. B, 10%, 2008                                                               6,600,000  (d)             511,500

MJD Communications,

   Floating Rate Notes,
   Ser. B, 5.477%, 2008                                                                       4,930,000  (b,e)         4,091,900

Nextel Partners,

   Sr. Notes, 12.5%, 2009                                                                     1,569,000  (b)           1,796,505

Pegasus Satellite Communications,

   Sr. Notes, 12.375%, 2006                                                                     230,000  (b)             185,150

Qwest:

   Bank Note, Ser. A, 5.97%, 2007                                                             2,645,000  (e)           2,704,512

   Bank Note, Ser. B, 5.97%, 2007                                                             4,161,000  (e)           4,056,975

Qwest Capital Funding,

   Notes, 5.875%, 2004                                                                        2,000,000  (b)           1,990,000

Qwest Services:

   Notes, 13.5%, 2010                                                                         6,755,000  (b,c)         7,903,350

   Sr. Secured Notes, 13%, 2007                                                               2,740,000  (b,c)         3,082,500

Roger Wireless,

   Sr. Secured Notes, 9.625%, 2011                                                            1,000,000  (b)           1,155,000

SBA Communications,

   Sr. Notes, 10.25%, 2009                                                                    1,500,000  (b)           1,357,500

Spectrasite,

   Sr. Notes, 8.25%, 2010                                                                     1,329,000  (b,c)         1,408,740

US West Capital Funding,

   Notes, 6.25%, 2005                                                                         3,944,000  (b)           3,884,840

Western Wireless,

   Sr. Notes, 9.25%, 2013                                                                     1,373,000  (b,c)         1,407,325


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS (CONTINUED)

Williams Communication,

   Bank Note, 6.313%, 2006                                                                    1,153,846                1,090,385

Worldcom:

   Bonds, 8.25%, 2031                                                                         2,258,000  (d)             750,785

   Notes, 6.5%, 2004                                                                          2,259,000  (d)             751,118

   Sr. Notes, 7.75%, 2007                                                                     2,258,000  (d)             750,785

                                                                                                                      58,599,276

TEXTILES & APPARREL--1.1%

Levi Strauss & Co.,

   Sr. Notes, 12.25%, 2012                                                                    2,166,000  (b)           1,743,630

Simmons,

   Sr. Sub. Notes, Ser. B, 10.25%, 2009                                                       1,684,000  (b)           1,797,670

                                                                                                                       3,541,300

TRANSPORTATION--1.6%

TFM, S.A. de C.V.,

   Sr. Notes, 10.25%, 2007                                                                    5,000,000  (b)           5,175,000

TOTAL BONDS AND NOTES

   (cost $441,178,835)                                                                                               423,167,081
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--5.3%                                                                           Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MINING AND METALS--1.2%

Kaiser Group Holdings,

   Cum., $3.85                                                                                   75,565                3,891,598

DIVERSIFIED FINANCIAL SERVICE--.1%

Williams Holdings Of Delaware,

   Cum. Conv., 2.75%, 2033                                                                        6,650  (c)             402,325

MEDIA--4.0%

CSC Holdings,

   Ser. H, Cum. $117.50                                                                          69,166                7,245,139

Paxson Communications:

   Cum., $1,325                                                                                       6                    5,650

   Cum. Conv., $975                                                                               7,265  (c)           5,521,237

                                                                                                                      12,772,026

TOTAL PREFERRED STOCKS

   (cost $15,910,922)                                                                                                 17,065,949

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS--1.9%                                                                               Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OIL & GAS--1.8%

EOTT Energy                                                                                     389,754  (k)           5,943,749

TELECOMMUNICATIONS--.1%

Neon Communications                                                                             158,722  (j,k)           207,925

Stellex Aerostructures                                                                            2,793  (j,k)                 0

                                                                                                                         207,925

TOTAL COMMON STOCKS

   (cost $5,620,253)                                                                                                   6,151,674
------------------------------------------------------------------------------------------------------------------------------------

OTHER--.0%
------------------------------------------------------------------------------------------------------------------------------------

MINING AND METALS--.0%

Kaiser Group Holdings (rights)                                                                  108,168  (j,k)                 1

Imperial Credit Industries (warrants)                                                           118,282  (j,k)                 1

                                                                                                                               2

TELECOMMUNICATIONS--.0%

American Tower (warrants)                                                                           450  (k)              64,380

Loral Cyberstar (warrants)                                                                        6,980  (k)                  70

Neon Communications (warrants)                                                                  158,722  (j,k)                 2

                                                                                                                          64,452

TOTAL OTHER

   (cost $240,937)                                                                                                        64,454
------------------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS--5.1%
------------------------------------------------------------------------------------------------------------------------------------

REGULATED INVESTMENT COMPANIES:

Dreyfus Institutional Advantage Fund                                                          5,524,334  (l)           5,524,334

Dreyfus Institutional Advantage Plus Fund                                                     5,524,333  (l)           5,524,333

Dreyfus Institutional Preferred Plus Money Market Fund                                        5,524,333  (l)           5,524,333

TOTAL OTHER INVESTMENTS

   (cost $16,573,000)                                                                                                 16,573,000


                                                                                               Principal

SHORT-TERM INVESTMENTS--.1%                                                                    Amount(a)                Value ($)
--------------------------------------------------------------------------------

U.S. TREASURY BILLS;

  .78%, 10/23/2003

   (cost $419,799)                                                                              420,000                  419,799
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $479,943,746)                                                            142.6%              463,441,957

LIABILITES, LESS CASH AND RECEIVABLES                                                           (42.6%)            (138,408,141)

NET ASSETS                                                                                       100.0%              325,033,816

(A)  PRINCIPAL AMOUNT STATED IN U.S DOLLARS UNLESS OTHERWISE NOTED.

    CAD--CANADIAN DOLLARS

    GBP--BRITISH POUND STERLING

(B)  COLLATERAL FOR REVOLVING CREDIT AND SECURITY AGRREEMENT.

(C)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT SEPTEMBER 30,
     2003, THESE SECURITIES AMOUNTED TO $106,206,618 OR 32.7% OF NET ASSETS.

(D)  NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(E)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(F)  UNITS REPRESENT BOND WITH WARRANTS ATTACHED TO PURCHASE COMMON STOCK.

(G)  PRINCIPAL  AMOUNT FOR ACCRUAL  PURPOSES IS  PERIODICALLY  ADJUSTED BASED ON
     CHANGES TO THE CANADIAN CONSUMER PRICE INDEX.

(H)  PAYMENT IN KIND BOND.

(I)  ZERO  COUPON  UNTIL A SPECIFIED  DATE AT WHICH TIME THE STATED  COUPON RATE
     BECOMES EFFECTIVE UNTIL MATURITY.

(J)  THE VALUE OF THESE  SECURITIES HAS BEEN  DETERMINED IN GOOD FAITH UNDER THE
     DIRECTION OF THE BOARD OF TRUSTEES.

(K)  NON-INCOME PRODUCING SECURITY.

(L)  INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS--SEE NOTE 3(D).



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2003 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           479,943,746   463,441,957

Interest receivable                                                  10,654,175

Receivable for investment securities sold                             5,124,810

Dividends receivable                                                    203,175

Unrealized appreciation on interest rate swaps--Note 4                   13,313

Prepaid expenses                                                         24,420

                                                                    479,461,850
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 3                   317,209

Due to Shareholder Servicing Agent--Note 3(b)                            26,948

Cash overdraft due to Custodian                                       2,228,597

Loan payable--Note 2                                                148,000,000

Payable for investment securities purchased                           3,512,742

Interest payable--Note 2                                                180,836

Accrued expenses                                                        161,702

                                                                    154,428,034
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      325,033,816
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     983,885,837

Accumulated distributions in excess of investment income--net       (2,722,319)

Accumulated net realized gain (loss) on investments               (639,642,103)

Accumulated net unrealized appreciation (depreciation)
  on investments, foreign currency transactions
  and swap transactions                                            (16,487,599)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      325,033,816
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of
  Beneficial Interest authorized)                                    70,446,520

NET ASSET VALUE, per share ($)                                             4.61

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended September 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Interest                                                            22,667,745

Dividends                                                            1,025,798

TOTAL INCOME                                                        23,693,543

EXPENSES:

Management fee--Note 3(a)                                            1,992,172

Interest expense--Note 2 & 4                                         1,779,776

Shareholder servicing costs--Note 3(a,b)                               240,006

Trustees' fees and expenses--Note 3(c)                                  92,115

Professional fees                                                       81,610

Shareholders' reports                                                   38,715

Registration fees                                                       33,352

Custodian fees--Note 3(a)                                               23,983

Miscellaneous                                                           13,675

TOTAL EXPENSES                                                       4,295,404

Less--reduction in management fee and shareholder
  servicing fees due to undertakings--Note 3(a,b)                    (287,758)

NET EXPENSES                                                         4,007,646

INVESTMENT INCOME--NET                                              19,685,897
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                         1,660,390

Net realized gain (loss) on forward currency exchange contracts       (74,888)

Net realized gain (loss) on financial futures                            1,955

Net realized gain (loss) on swap transactions                        (375,968)

NET REALIZED GAIN (LOSS)                                             1,211,489

Net unrealized appreciation (depreciation) on investments
  foreign currency transactions and swap transactions               52,215,496

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              53,426,985

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                73,112,882

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CASH FLOWS

Six Months Ended September 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES ($):

Interest received                                      18,952,577

Dividends received                                        682,236

Interest and loan commitment fees paid                (1,786,103)

Swap expenses paid                                      (655,469)

Operating expenses paid                                 (615,797)

Paid to The Dreyfus Corporation                       (1,662,009)    14,915,435
--------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES ($):

Purchases of portfolio securities                   (404,032,623)

Net purchases of short-term portfolio securities     (12,943,933)

Proceeds from sales of portfolio securities           392,579,661

FEC transactions                                         (35,571)

Swap Transactions                                       (375,968)

Futures transactions                                        1,955  (24,806,479)
--------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES ($):

Dividends paid                                       (17,259,998)

Loan payments                                          24,000,000  6,740,002

Decrease in cash                                                    (3,151,042)

Cash at beginning of period                                             922,445
--------------------------------------------------------------------------------

CASH AT END OF PERIOD                                               (2,228,597)
--------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES ($):

Net Decrease in Net Assets Resulting From Operations                 73,112,882

ADJUSTMENTS TO RECONCILE NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS TO NET CASH USED BY OPERATING ACTIVITIES ($):

Decrease in interest receivable                                       1,386,740

Decrease in dividends receivable                                         26,438

Decrease in interest and loan commitment fees                           (6,327)

Decrease in swap payable                                               (13,292)

Decrease in accrued operating expenses                                (127,890)

Increase in prepaid expenses                                             35,549

Increase in due to The Dreyfus Corporation                               42,405

Net interest sold on investments                                    (1,724,162)

Net realized gain on investments                                    (1,211,489)

Net unrealized appreciation on investments                         (52,215,496)

Noncash dividends                                                     (370,000)

Net amortization of discount and premium on investments             (4,019,923)
--------------------------------------------------------------------------------

NET CASH PROVIDED BY OPERATING ACTIVITIES                            14,915,435
--------------------------------------------------------------------------------

SUPPLEMENTARY DISCLOSURE NONCASH FINANCING ACTIVITIES ($):

Reinvestment of dividends which increases paid-in capital.            4,149,532

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                       September 30, 2003           Year Ended
                                              (Unaudited)       March 31, 2003
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         19,685,897           46,814,842

Net realized gain (loss) on investments         1,211,489         (118,614,023)

Net unrealized appreciation (depreciation)
   on investments                              52,215,496           50,424,756

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   73,112,882          (21,374,425)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (21,409,530)         (50,965,977)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

DIVIDENDS REINVESTED--NOTE 1(C)                 4,149,532            9,039,309

TOTAL INCREASE (DECREASE) IN NET ASSETS        55,852,884         (63,301,093)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           269,180,932          332,482,025

END OF PERIOD                                 325,033,816          269,180,932
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

SHARES ISSUED FOR DIVIDENDS REINVESTED            872,477            2,190,307

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements and market price data for the fund's shares.

                                          Six Months Ended
                                        September 30, 2003                                    Year Ended March 31,
                                                                    ----------------------------------------------------------------
                                           (Unaudited)         2003         2002(a)         2001          2000          1999(b)
-------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                           3.87          4.93         6.35           10.06          11.83         15.00

Investment Operations:

Investment income--net                            .28(c)        .68(c)       .81(c)         1.14           1.46          1.38

Net realized and unrealized
   gain (loss) on investments                     .77         (1.00)       (1.33)          (3.57)         (1.75)        (3.35)

Total from Investment Operations                 1.05          (.32)        (.52)          (2.43)          (.29)        (1.97)

Distributions:

Dividends from
   investment income--net                        (.31)         (.74)        (.90)          (1.28)         (1.48)        (1.20)

Net asset value, end of period                   4.61          3.87         4.93            6.35          10.06         11.83

Market value, end of period                      5.00          5.16         5.41            6.47          8 7_8        11 7_8
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                              3.33(e)      14.22        (1.84)         (14.09)        (14.35)       (14.12)(f)
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                         1.45(f)       1.54         1.52            1.61           1.50          1.46(f)

Ratio of interest expense
   to average net assets                         1.16(f)       1.45         2.99            3.13           2.21          2.17(f)

Ratio of net investment income
   to average net assets                        12.82(f)      17.66        14.95           14.35          13.20         11.64(f)

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation
   and UBS Warburg LLC                            .19(f,g)      .19(g)       .19(g)           --              --            --

Portfolio Turnover Rate                         91.94(e)     186.19       239.11           42.61          28.37         59.40(e)
-------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                325,034       269,181      332,482         415,597        646,676       742,833


                                          Six Months Ended
                                        September 30, 2003                                 Year Ended March 31,
                                                                   -----------------------------------------------------------------
                                                (Unaudited)        2003         2002(a)        2001          2000            1999(b)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):
   (CONTINUED)

Average borrowings
   outstanding ($ x 1,000)                         136,503      126,350       174,415       232,205       268,770         303,386

Weighted average number of
   fund shares outstanding
   (x 1,000)                                        70,073       68,538        66,400        64,724        63,785          61,387

Average amount of debt
   per share ($)                                      1.95         1.84          2.63          3.59          4.21            4.94

(A)  AS REQUIRED, EFFECTIVE APRIL 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
OF AICPA AND AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC BASIS
AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT OF THESE
CHANGES FOR THE PERIOD ENDED MARCH 31, 2002 WAS TO DECREASE NET INVESTMENT
INCOME PER SHARE BY $.05, INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS PER SHARE BY $.05 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO
AVERAGE NET ASSETS FROM 15.96% TO 14.95%. PER SHARE DATA AND RATIOS/SUPPLEMENT
DATA FOR PERIODS PRIOR TO APRIL 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THESE
CHANGES IN PRESENTATION.

(B)  FROM APRIL 29,1998 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 1999.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  CALCULATED BASED ON MARKET VALUE.

(E)  NOT ANNUALIZED.

(F)  ANNUALIZED.

(G)  REPRESENTS WAIVER OF .10 OF 1% OF MANAGED ASSETS BY THE DREYFUS CORPORATION
AND .03 OF 1% OF MANAGED ASSETS BY UBS WARBURG LLC.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus High Yield Strategies Fund (the "fund" ) is registered under the Investment Company Act of 1940, as amended (the "Act") as a non-diversified closed-end management investment company. The fund' s primary investment objective is to seek high current income by investing at least 65% of its total assets in income securities rated below investment grade. The Dreyfus Corporation (the "Manager" ) serves as the fund' s investment manager and administrator. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options are valued at the last sales price on the securities exchange on which such securities are
primarily    traded.    Investments    denominated    in    foreign

currencies are translated to U.S. dollars at the prevailing rates of exchange. Swap transactions are valued daily based upon quotations from counterparties as market makers utilizing the net present value of all future cash settlements
based    on    implied    forward    interest    rates.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premiums on investments is recognized on a scientific basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

For shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date's respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the fund at the record date's net asset value on the payable date of the distribution. If the net asset value per share is less than 95% of the market value, shares will be issued by the fund at 95% of the market value. If the market price is lower than the net asset value per share on the record date, Mellon will purchase fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing fund shares in the open market, fund shares outstanding will not be affected by this form of reinvestment.

On September 24, 2003, the Board of Trustees declared a cash dividend of $.04875
per   share   from  investment  income-net,  payable  on  October  22,  2003  to shareholders of record as of the close of business on October 8, 2003.

(e) Concentration of risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security's price to fall, potentially lowering the fund' s share price. High yield ("junk") bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $590,289,465 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2003. If not applied, $32,078,398 of the carryover expires in fiscal 2007, $32,334,001 expires in fiscal 2008, $136,674,723 expires in fiscal 2009, $283,731,643 expires in fiscal 2010 and $105,470,700 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal year ended March 31, 2003 was as follows: ordinary income $50,965,977. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Borrowings:

The fund has entered into a $175,000,000 Revolving Credit and Security Agreement (the "Agreement" ), which expires on June 15, 2006. Under the terms of the Agreement, the fund may borrow Advances (including Eurodollar Advances), on a collateralized basis with certain fund assets used as collateral; the yield to be paid by the fund on such Advances is determined with reference to the principal amount of each Advance (and/or Eurodollar Advance) outstanding from time to time. The fund pays certain other fees associated with the Agreement. During the period ended September 30, 2003, $385,121 applicable to those fees was included in interest expense.

The average daily amount of borrowings outstanding during the period ended September 30, 2003, under the Agreement, was approximately $136,503,000, with a related weighted average annualized interest rate of 1.20%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management and administration agreement with the Manager, the management and administration fee is computed at the

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

annual rate of .90 of 1% of the value of the fund's average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the "Managed Assets") and is payable monthly.

For the period from April 1, 2003 through April 4, 2004, the Manager has agreed to waive receipt of a portion of the fund's management fee in the amount of .10 of 1% of the Managed Assets. The reduction in management fee, pursuant to the undertaking, amounted to $221,352 during the period ended September 30, 2003.

The fund compensates Mellon Investor Services, L.L.C., an affiliate of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2003, the fund was charged $6,000 pursuant to the transfer agency agreement.

The fund compensates Mellon, an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2003, the fund was charged $23,983 pursuant to the custody agreement.

(b) In accordance with the Shareholder Servicing Agreement, UBS Warburg LLC Inc. provides certain shareholder services for which the fund pays a fee computed at the annual rate of .10 of 1% of the value of the fund's average weekly Managed Assets. During the period ended September 30, 2003, the fund was charged $221,352 pursuant to the Shareholder Servicing Agreement.

For the period from April 1, 2003 through April 4, 2004, UBS Warburg LLC has agreed to waive receipt of a portion of the fund's shareholder services fee in the amount of .03 of 1% of the Managed Assets. The reduction in shareholder servicing fee, pursuant to the undertaking, amounted to $66,406 during the period ended September 30, 2003.

(c) Each Trustee who is not an "interested person" of the fund as defined in the Act receives $17,000 per year plus $1,000 for each Board meeting attended and $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled

Board meeting. In the event that there is a joint committee meeting of the Dreyfus /Laurel funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, The Dreyfus/Laurel Funds Trust, collectively, (the "Dreyfus/Laurel Funds") and the fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the fund. Each Trustee who is not an interested person also receives $500 for Board meetings and separate committee meetings attended that are conducted by telephone. The fund also reimburses each Trustee who is not an "interested person" of the fund for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market funds as shown in the fund's Statement of Investments. Management fees are not charged to these accounts. The fund derived $52,863 in income from these investments, which is included as dividend income in the fund's Statement of Operations.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures, swaps and forward currency exchange contracts, during the period ended September 30, 2003, amounted to $396,042,547 and $387,517,067, respectively.

The fund may use various derivatives, including options, futures contracts, forward currency exchange contracts, mortgage-related securities, asset-backed securities and swaps. The fund may invest in, or enter into, these financial instruments for a variety of reasons, including to hedge certain market trends, to provide a substitute for purchasing or selling particular securities or to increase potential income gain.

The fund enters into credit default swaps which involve commitments to pay a fixed rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest, bankruptcy, or restructuring. Net peri-

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

odic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Credit default swaps are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. As of September 30, 2003, there were no credit default swaps.

The fund may enter into interest rate swaps which involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an interest expense. Interest rate swaps are marked-to-market daily and change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

Realized gains or losses on maturity or termination of swaps are presented in the Statement of Operations.

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

The following summarizes interest rate swaps entered into by the fund at September 30, 2003:

                                                                   Unrealized
Notional Amount ($)                  Description              Appreciation ($)
--------------------------------------------------------------------------------

5,500,000                       Forward Yield Curve Swap              13,313
                 Agreement with Merrill Lynch terminating

                    August 23, 2023 to pay 3 month LIBOR
                    and receive 10 yr CMS-17bps starting
                                          August 23, 2013

The fund may invest in financial futures contracts which expose the fund to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day' s trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At September 30, 2003, there were no financial futures contracts outstanding.

The fund may enter into forward currency exchange contracts. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At September 30, 2003, there were no open forward currency exchange contracts.

At September 30, 2003, accumulated net unrealized depreciation on investments was $16,501,789, consisting of $28,459,347 gross unrealized appreciation and $44,961,136 gross unrealized depreciation.

At September 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES

NOTES

OFFICERS AND DIRECTORS

Dreyfus High Yield Strategies Fund

200 Park Avenue

New York, NY 10166

DIRECTORS

Joseph S. DiMartino, Chairman

James M. Fitzgibbons

J. Tomlinson Fort

Kenneth A. Himmel

Stephen J. Lockwood

Roslyn M. Watson

Benaree Pratt Wiley

OFFICERS

President

      Stephen E. Canter

Executive Vice President

      Stephen R. Byers

      Gerald E. Thunelius

Vice President

      Mark N. Jacobs

Secretary

      Steven F. Newman

Assistant Secretaries

      Jeff Prusnofsky
      Michael A. Rosenberg

Treasurer

      James Windels

Assistant Treasurers

      Erik D. Naviloff

      Kenneth J. Sandgren

PORTFOLIO MANAGERS

Keith Chan

Martin F. Fetherston

Michael Hoeh

William Howarth

Kenneth D. Smalley

Gerald E. Thunelius

Samuel Weinstock

INVESTMENT ADVISER

The Dreyfus Corporation

CUSTODIAN

Mellon Bank, N.A.

COUNSEL

Kirkpatrick & Lockhart LLP

TRANSFER AGENT, DIVIDEND DISBURSING AGENT

Mellon Investor Services LLC

STOCK EXCHANGE LISTING

NYSE Symbol: DHF

INITIAL SEC EFFECTIVE DATE

4/23/98

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "MUNICIPAL BOND FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS" EVERY MONDAY; NEW YORK TIMES, BUSINESS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS--SINGLE STATE MUNICIPAL BOND FUNDS" EVERY SUNDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                             The Fund

                                                           For More Information

                        Dreyfus
                        High Yield Strategies Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent
                         Mellon Investor Services LLC

                        Overpeck Centre
                        85 Challenger Road
                        Ridgefield Park, NJ 07660

(c) 2003 Dreyfus Service Corporation                                  430SA0903



ITEM 2.     CODE OF ETHICS.

           Not applicable.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

           Not applicable.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

           Not applicable.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

           Not applicable.

ITEM 6.     [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

           Not applicable.

ITEM 8.     [RESERVED]

ITEM 9.     CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a)(1)     Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.


                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus High Yield Strategies Fund

By:   /s/ Stephen E. Canter
      ---------------------
      Stephen E. Canter
      President

Date:  November 21, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /s/ Stephen E. Canter
      ---------------------
      Stephen E. Canter
      Chief Executive Officer

Date:  November 21, 2003

By:   /s/ James Windels
      ------------------
      James Windels
      Chief Financial Officer

Date:  November 21, 2003

                                 EXHIBIT INDEX

      (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

      (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)